UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 6, 2021

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-27039	98-1246221
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

633 W. 5th Street, Suite 2826

Los Angeles, California ,90071

Telephone: (888) 777-4362

(Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (this “Current Report”) of Marijuana Company of America, Inc., a Utah corporation (the “Company”) contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” “intends to,” and similar words or phrases. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to the Company’s business and its securities. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including, without limitation, management’s examination of historical operating trends, and data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in the forward-looking statements in this Current Report and in other disclosures made by the Company. The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to publicly update or release any revisions to any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this Current Report or to reflect the occurrence of unanticipated events, except as required by law.

Unless otherwise provided in this Current Report, all references to “we,” “us,” “Company,” “our,”, or the “Registrant” refer to the parent entity, Marijuana Company of America, Inc., a Utah corporation.

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement; Management Services Agreement; Cooperation Agreement and Employment Agreement:

On October 6, 2021, the Company, through its wholly owned subsidiary Salinas Diversified Ventures, Inc., a California corporation, entered into an Asset Purchase Agreement, Management Services Agreement, Cooperation Agreement and Employment Agreement with VBF Brands, Inc., a California corporation (“VBF”), a wholly owned subsidiary of Sunset Island Group, Inc., a Colorado corporation (“SIGO”), and Ms. Lori Livacich, individually, and as an affiliate of both VBF and SIGO (“Livacich”). No material relationship exists between the parties, other than with respect to the material definitive agreements.

VBF owns various fixed assets including machinery and equipment, a lease for a 10,000 square foot facility located at 20420 Spence Road, Salinas, California, 93908, leasehold improvements, good-will, inventory, tradenames including “VBF Brands,” trade secrets, intellectual property, and other tangible and intangible properties, including licenses issued by the City of Salinas, County of Monterey, and the State of California to operate a licensed cannabis nursery, cultivation facility, and operations for the manufacturing and distribution of cannabis and cannabis products.

VBF and SIGO agreed to sell and transfer to the Company all of VBF’s outstanding stock, and, by virtue of the Management Services Agreement, appoint Mr. Jesus Quintero as President of VBF, vesting management and control of VBF’s licensed cannabis operations in the Company. Concurrently, VBF and Livacich entered into a Cooperation Agreement, whereby VBF and Livacich agreed to cooperate to facilitate the transfer of ownership of VBF, which includes licenses issued by the City of Salinas, County of Monterey, and the State of California, to operate a cannabis nursery, cultivation facility and manufacturing and distribution operations to the Company. The Company also agreed to retain Livacich as Chief Executive Officer for a term of two years and agreed to compensate her with a salary including a signing cash bonus of $250,000, and a $250,000 performance cash bonus payable after six months after the Effective Date. The bonus is conditioned upon Livacich meeting an agreed to “Net Revenue” target of one million dollars ($1,000,000) from VBF’s operations during the six month period after closing of the Asset Purchase Agreement, and her compliance with the terms and conditions of this Asset Purchase Agreement, the Management Services Agreement and the Cooperation Agreement.

As consideration for the transaction, the Company agreed to assume two secured convertible promissory notes issued by SIGO with St. George Investments, LLC, as follows:

The first issued December 8, 2017, in the original face amount of $170,000.00 (“Note 1”); and the second issued February 13, 2018, in the original face amount of $4,245,000.00 (“Note 2”). As part of Note 2, SIGO also issued warrants to St. George to purchase shares in SIGO, and fifty (50) shares of Series A Preferred Stock in SIGO. St. George agreed to cancel the warrants and preferred shares upon the Company’s assumption of Notes 1 and 2 (the “SIGO Notes”).

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The Company will amend this Form 8-K to disclose pro forma financial statements for the acquired assets within 71 days of the filing date of this 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sale of Equity Securities.

On October 6, 2021, the Company issued and sold a convertible promissory note to St. George Investments, LLC (St. George”) in the principal amount of $3,455,178.00. As partial consideration for the purchase of the securities, St. George assigned and transferred to the Company, who agreed to receive and accept, the SIGO Notes, valued at $1,770,982.00. The Company agreed to pay an original issue discount of $574,196.00 and $10,000.00 in legal fees. St. George paid a cash purchase price of $1,100,000.00 to the Company.

Item 8.01 Other Events.

The Company intends to issue a press release concerning this transaction October 14, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1 †	Asset Purchase Agreement: Salinas Diversified Ventures, Inc. & VBF Brands, Inc., Sunset Island Group, Inc., Lori Livacich & St. George Investments, LLC
10.2	Cooperation Agreement: Salinas Diversified Ventures, Inc. & VBF Brands, Inc., Sunset Island Group, Inc. & Lori Livacich

10.3	Employment Agreement: Salinas Diversified Ventures, Inc., and Lori Livacich.
10.4	Management Services Agreement: Salinas Diversified Ventures, Inc. & VBF Brands, Inc., Sunset Island Group, Inc.
10.5	Securities Purchase Agreement: Marijuana Company of America, Inc. & St. George Investments, LLC.
10.6	Convertible Promissory Note: Marijuana Company of America, Inc. & St. George Investments, LLC
10.7	Note Assumption
99.1	Press Release dated October 14, 2021
† The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIJUANA COMPANY OF AMERICA, INC.

	By:	/S/ Jesus M. Quintero
Date: October 13, 2021	Name:	Jesus M. Quintero
	Title:	Chief Executive Officer